AZZAD FUNDS

Supplement to Prospectus and
Statement of Additional Information
Dated August 29, 2006

On page 17 of the prospectus under the sub-adviser section, “Wright receives a fee from the Advisor (not the Funds) equal to annual rate of .15% of the Funds’ average daily net assets, with a minimum monthly payment of $417” has been changed to “Wright receives a fee from the Adviser (not the Funds) equal to an annual rate of 0.15% of the Azzad Ethical Mid Cap Fund’s average daily net assets with a minimum monthly payment of $417 and 0.30% of the Azzad Ethical Income Fund’s average daily net assets (or a monthly minimum of $1,250), with a minimum monthly payment of $1,25”

This change will not affect the status of your account or your investment in the Azzad Funds

THERE IS NO ACTION REQUIRED ON YOUR PART.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AZZAD FUNDS

8000 Town Centre Dr, Ste 400

Broadview Hts, OH 44147

888-350-3369 or 440-922-0066

Fax: 440-922-0110  ·  www.azzadfund.com

Azzad Asset Management, Inc. · Advisor to the Azzad Funds